Equity	12 Months Ended
Mar. 31, 2025
Equity [Abstract]
EQUITY
14.	Equity

Ordinary Shares

On October 19, 2021, the Company was incorporated in the Cayman Islands and had an initial authorized share capital of US$50,000 divided into 50,000,000 Ordinary Shares with a par value of US$0.001 each.

On May 5, 2022, the Company’s authorized and issued shares of par value US$0.001 each was subdivided into 2 shares of par value US$0.0005 each (the “Subdivision”), and following the Subdivision, the authorized share capital of US$50,000 was divided into 100,000,000 Ordinary Shares with a par value of US$0.0005 each, and the issued share capital was US$10 divided into 20,000 Ordinary Shares with a par value of US$0.0005 each, with the shareholder’s shareholding ratio remaining unchanged.

Immediately following the Subdivision, pursuant to the director’s written resolutions on May 5, 2022, a total of 9,980,000 Ordinary Shares were allotted and issued to the shareholders in proportion to their respective shareholdings.

On January 17, 2024, the Company completed its IPO and was listed on the Nasdaq Capital Market under the symbol “CCTG”. 1,375,000 ordinary shares were issued at a price of $4.0 per share. On February 8, 2024, the underwriters exercised their over-allotment option in full to purchase an additional 206,250 ordinary shares of the Company at the public offering price of US$4.0 per share. The net proceeds were $3.6 million after deducting underwriting discounts and commissions, and other issuance expenses.

On September 10, 2024, the authorized share capital of the Company was increased from 100,000,000 ordinary shares to 500,000,000 ordinary shares of a par value of US$0.0005 each. The Company also implemented a dual class structure of its share capital, and reclassified the authorized share capital of 500,000,000 ordinary shares to 495,000,000 Class A Ordinary Shares and 5,000,000 Class B Ordinary Shares. The dual-class share structure was retroactively applied as if the transaction occurred at the beginning of the period presented.

As of March 31, 2025 and 2024, the Company’s issued Class A Ordinary Shares were 6,581,250 and 6,581,250, respectively, and issued Class B Ordinary Shares were 5,000,000 and 5,000,000, respectively.

Restricted Net Assets

A significant portion of the Company’s operations are conducted through its PRC subsidiary. The Company’s ability to pay dividends is primarily dependent on receiving distributions of funds from its subsidiary. Relevant PRC and regulations permit payments of dividends by PRC subsidiary only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations, and after an entity has met the requirements for appropriation to statutory reserves. The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the board of directors of the Company. Paid-in capital of our PRC subsidiary included in the Company’s consolidated net assets are also non-distributable for dividend purposes.

As a result of these PRC laws and regulations, the Company’s PRC subsidiary is restricted in its ability to transfer a portion of their net assets to the Company. As of March 31, 2025 and 2024, net assets restricted in the aggregate, which included paid-in capital and statutory reserve funds of the Company’s PRC subsidiary, that were included in the Company’s consolidated net assets, were approximately $2,411,781 and $1,943,767, or 22.5% and 16.0% of the Company’s total net assets, respectively.